UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                 FORM 8-K/A

                              CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29 2004
                                                  ----------------

                           EMC INSURANCE GROUP INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


            Iowa                          0-10956              42-623455
-------------------------------        ------------      --------------------
(State or other jurisdiction of        (Commission       (I.R.S. Employer
         incorporation)                File Number)       Identification No.)


 717 Mulberry Street, Des Moines, Iowa                           50309
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(Address of principal executive office)                       (Zip Code)


                                (515) 280-2902
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

     The press release attached as Exhibit 99 to this Form 8-K/A has been revised from the press release furnished to the Securities and Exchange Commission on October 28, 2004, due to an error in the calculation of investment income for the third quarter of 2004. This error was caused by an overstatement of accrued interest income on one municipal fixed maturity security. As revised, the press release properly reflects investment income.

Item 2.02.  Results of Operation and Financial Condition

     On October 29 2004, EMC Insurance Group Inc. issued a press release reporting restated earnings for the third quarter ended September 30, 2004. The press release is furnished as Exhibit 99 to this Current Report on Form 8-K/A.

     The information contained in this Current Report shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


Item 9.01.  Financial Statements and Exhibits.

     (c) Exhibits.

         Exhibit 99, press release dated October 29, 2004, as restated, announcing third quarter 2004 earnings.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    EMC INSURANCE GROUP INC.
                                    Registrant


                                    /s/ Bruce G. Kelley
                                    -------------------------
                                    Bruce G. Kelley
                                    President & Chief Executive Officer


                                    /s/ Mark E. Reese
                                    -------------------------
                                    Mark E. Reese,
                                    Vice President & Chief Financial Officer
October 29, 2004

                                   EXHIBIT INDEX
                                   -------------


Exhibit No.               Description
-----------               ----------------------------------------------------
99                        Press release dated October 29, 2004 of EMC Insurance
                          Group Inc.  (Furnished pursuant to Item 2.02 hereof.)